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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 10, 2000

                               VENTRO CORPORATION
             (Exact name of Registrant as specified in its charter)

              Delaware                       0-26811                   77-0465496
   (State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                                    Identification No.)


                              1500 Plymouth Street
                            Mountain View, CA 94043
              (Address of principal executive offices) (Zip code)


                                 (650) 567-8900
              (Registrant's telephone number, including area code)

                              Chemdex Corporation
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

     On December 10, 2000, Ventro Corporation, a Delaware corporation ("Ventro"), entered into an Agreement and Plan of Merger (the "Agreement") by and among Ventro, Spinach Acquisitions Corp., a Delaware corporation and a wholly-owned subsidiary of Ventro (the "Sub"), and SpecialtyMD.com Corporation, a Delaware corporation ("SpecialtyMD"). Pursuant to the Agreement, on February 10, 2000, the Sub merged with and into SpecialtyMD and all outstanding shares, options and warrants of SpecialtyMD's stock were converted into 1,249,931 shares of Ventro Common Stock and options to purchase Ventro Common Stock. All outstanding options to purchase SpecialtyMD stock will be assumed by Ventro and converted into options to purchase Ventro Common Stock. The merger shall be accounted for as a purchase. Ventro has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC") on January 4, 2000
to permit the resale of the outstanding shares issued in the merger.   A copy of
the Agreement and Plan of Merger dated as of December 10, 1999 is included herein as Exhibit 2.1, and is incorporated by reference into this Item 2.

     On September 21, 1999, Ventro entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Ventro, Popcorn Acquisitions Corp. (the "Sub"), a Delaware corporation and a wholly-owned subsidiary of Ventro, and Promedix.com, Inc. a Delaware corporation ("Promedix"). Pursuant to the Merger Agreement, on February 10, 2000, the Sub merged with and into Promedix and all outstanding shares, options and warrants of Promedix's stock were converted into 12,057,298 shares and options to purchase Ventro Common Stock. All outstanding options to purchase Promedix stock will be assumed by Ventro and converted into options to purchase Ventro Common Stock. The merger shall be accounted for as a purchase. Ventro has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC") on January 4, 2000 to permit the resale of the outstanding shares issued in the merger. A copy of the Agreement and Plan of Merger dated as of September 21, 1999 is included herein as Exhibit 2.2, and is incorporated by reference into this Item 2.


Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.

  It is currently impracticable for the Company to provide the required financial statements. In accordance with Item 7(a)(4) of the Instructions to Form 8-K, the Company will file such financial statements as soon as they are available, and in no event later than 60 days from the date of the 8-K filing.


     (b)  Exhibits.
          --------

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          *2.1 Agreement and Plan of Merger dated as of December 10, 1999, among Chemdex Corporation, Spinach Acquisitions Corp. and SpecialtyMD.com Corporation

          *2.2 Agreement and Plan of Merger dated as of September 21, 1999, among Chemdex Corporation, Popcorn Acquisitions Corp. and Promedix.com, Inc.



          *To be filed by separate amendment.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     VENTRO CORPORATION
                                     (Registrant)



Date:  February 24, 2000             By: /s/ James G. Stewart]
                                        ---------------------
                                        James G. Stewart
                                        Chief Financial Officer



                                      -4-
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                               INDEX TO EXHIBITS


                                                              Sequentially
Exhibit                                                         Numbered
Number    Description                                            Page
------    -----------                                        --------------

*2.1 Agreement and Plan of Merger dated as of December 10, 1999, among Chemdex Corporation,
          Spinach Acquisitions Corp. and SpecialtyMD.com
          Corporation

*2.2 Agreement and Plan of Merger dated as of September 21, 1999, among Chemdex Corporation,
          Popcorn Acquisitions Corp. and Promedix.com,
          Inc.


          *To be filed by  separate amendment.

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